Exhibit 10(c)


                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES
                  ("ACCOUNT VALUES") AND CASH SURRENDER VALUES


                                 INDIVIDUAL EDGE

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------

     The tables on the following pages illustrate how a policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1. Issue charge of $150.

2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

3. Premium tax charge of 2.25%.

4. A federal tax charge of 1.5%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies. (See "Charges and Deductions"--Cost of Insurance.)

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis, (.25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions"--Mortality and Expense Risk Charge.)

     These illustrations also assume an average investment advisory fee of .7075% on an annual basis, of the average daily net asset value of each of the
Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .3022%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 19981999, average total operating expenses for the Series would have been approximately 1.43.97% of the average net assets. (See "Charges and Deductions"--Investment Management Charge.)

     Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.7476%, 4.1619% and 10.1215%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.2522%, 4.6669% and 10.7275%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

     The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions"--Other Charges--Taxes.)

     The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

     On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

        PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%     @ 0%       @ 0%       @ 0%       @ 6%       @ 6%        @ 6%     @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1   1,000      1,050        592          0     100,000        638          0    100,000        684          0    100,000
         2   1,000      2,153      1,317          0     100,000      1,451          0    100,000      1,591          0    100,000
         3   1,000      3,310      2,021        241     100,000      2,289        510    100,000      2,580        800    100,000
         4   1,000      4,526      2,704        924     100,000      3,154      1,374    100,000      3,661      1,881    100,000
         5   1,000      5,802      3,364      1,584     100,000      4,044      2,265    100,000      4,842      3,062    100,000

         6   1,000      7,142      4,001      2,506     100,000      4,961      3,466    100,000      6,132      4,637    100,000
         7   1,000      8,549      4,613      3,403     100,000      5,903      4,693    100,000      7,540      6,330    100,000
         8   1,000     10,027      5,201      4,276     100,000      6,872      5,946    100,000      9,079      8,154    100,000
         9   1,000     11,578      5,763      5,301     100,000      7,866      7,404    100,000     10,761     10,299    100,000
        10   1,000     13,207      6,300      6,300     100,000      8,888      8,888    100,000     12,602     12,602    100,000

        11   1,000     14,917      6,813      6,813     100,000      9,939      9,939    100,000     14,619     14,619    100,000
        12   1,000     16,713      7,302      7,302     100,000     11,022     11,022    100,000     16,831     16,831    100,000
        13   1,000     18,599      7,767      7,767     100,000     12,136     12,136    100,000     19,259     19,259    100,000
        14   1,000     20,579      8,207      8,207     100,000     13,285     13,285    100,000     21,927     21,927    100,000
        15   1,000     22,657      8,623      8,623     100,000     14,466     14,466    100,000     24,857     24,857    100,000

        16   1,000     24,840      9,063      9,063     100,000     15,770     15,770    100,000     28,236     28,236    100,000
        17   1,000     27,132      9,477      9,477     100,000     17,120     17,120    100,000     31,974     31,974    100,000
        18   1,000     29,539      9,861      9,861     100,000     18,515     18,515    100,000     36,110     36,110    100,000
        19   1,000     32,066     10,213     10,213     100,000     19,956     19,956    100,000     40,690     40,690    100,000
        20   1,000     34,719     10,529     10,529     100,000     21,444     21,444    100,000     45,765     45,765    100,000

      @ 65   1,000     69,761     11,730     11,730     100,000     39,638     39,638    100,000    139,551    139,551    170,252

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

        PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         1      1,000      1,050        512          0    100,000        555          0    100,000        599          0    100,000
         2      1,000      2,153       1,157         0    100,000      1,280          0    100,000      1,409          0    100,000
         3      1,000      3,310      1,780          1    100,000      2,026        246    100,000      2,292        513    100,000
         4      1,000      4,526      2,383        603    100,000      2,792      1,013    100,000      3,255      1,475    100,000
         5      1,000      5,802      2,962      1,183    100,000      3,579      1,799    100,000      4,302      2,523    100,000

         6      1,000      7,142      3,519      2,024    100,000      4,385      2,890    100,000      5,444      3,949    100,000
         7      1,000      8,549      4,049      2,839    100,000      5,210      4,000    100,000      6,687      5,477    100,000
         8      1,000     10,027      4,555      3,629    100,000      6,054      5,129    100,000      8,041      7,116    100,000
         9      1,000     11,578      5,033      4,571    100,000      6,916      6,454    100,000      9,517      9,055    100,000
        10      1,000     13,207      5,485      5,485    100,000      7,797      7,797    100,000     11,128     11,128    100,000

        11      1,000     14,917      5,906      5,906    100,000      8,694      8,694     100,000    12,884     12,884    100,000
        12      1,000     16,713      6,297      6,297    100,000      9,607      9,607     100,000    14,800     14,800    100,000
        13      1,000     18,599      6,655      6,655    100,000     10,535     10,535    100,000     16,893     16,893    100,000
        14      1,000     20,579      6,980      6,980    100,000     11,478     11,478    100,000     19,180     19,180    100,000
        15      1,000     22,657      7,269      7,269    100,000     12,433     12,433    100,000     21,681     21,681    100,000

        16      1,000     24,840      7,563      7,563    100,000     13,475     13,475    100,000     24,554     24,554    100,000
        17      1,000     27,132      7,814      7,814    100,000     14,533     14,533    100,000     27,718     27,718    100,000
        18      1,000     29,539      8,017      8,017    100,000     15,604     15,604    100,000     31,203     31,203    100,000
        19      1,000     32,066      8,167      8,167    100,000     16,683     16,683    100,000     35,045     35,045    100,000
        20      1,000     34,719      8,256      8,256    100,000     17,765     17,765    100,000     39,284     39,284    100,000

      @ 65      1,000     69,761      4,071      4,071    100,000     27,518     27,518    100,000    117,325    117,325    143,137

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000


         PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1   1,000      1,050        619          0    100,000        665          0      100,000         712          0    100,000
         2   1,000      2,153      1,369          0    100,000      1,506          0      100,000       1,648        127    100,000
         3   1,000      3,310      2,098        577    100,000      2,373        852      100,000       2,672      1,151    100,000
         4   1,000      4,526      2,805      1,284    100,000      3,269      1,748      100,000       3,790      2,269    100,000
         5   1,000      5,802      3,491      1,970    100,000      4,192      2,671      100,000       5,012      3,491    100,000

         6   1,000      7,142      4,153      2,876    100,000      5,143      3,865      100,000       6,348      5,071    100,000
         7   1,000      8,549      4,791      3,757    100,000      6,121      5,087      100,000       7,808      6,774    100,000
         8   1,000     10,027      5,405      4,614    100,000      7,129      6,338      100,000       9,405      8,614    100,000
         9   1,000     11,578      5,996      5,601    100,000      8,167      7,772      100,000      11,153     10,758    100,000
        10   1,000     13,207      6,564      6,564    100,000      9,237      9,237      100,000      13,069     13,069    100,000

        11   1,000     14,917      7,112      7,112    100,000     10,343     10,343      100,000      15,173     15,173    100,000
        12   1,000     16,713      7,641      7,641    100,000     11,488     11,488      100,000      17,487     17,487    100,000
        13   1,000     18,599      8,150      8,150    100,000     12,672     12,672      100,000      20,029     20,029    100,000
        14   1,000     20,579      8,639      8,639    100,000     13,896     13,896      100,000      22,826     22,826    100,000
        15   1,000     22,657      9,107      9,107    100,000     15,163     15,163      100,000      25,904     25,904    100,000

        16   1,000     24,840      9,608      9,608    100,000     16,565     16,565      100,000      29,455     29,455    100,000
        17   1,000     27,132     10,089     10,089    100,000     18,024     18,024      100,000      33,388     33,388    100,000
        18   1,000     29,539     10,548     10,548    100,000     19,542     19,542      100,000      37,744     37,744    100,000
        19   1,000     32,066     10,985     10,985    100,000     21,120     21,120      100,000      42,573     42,573    100,000
        20   1,000     34,719     11,398     11,398    100,000     22,761     22,761      100,000      47,928     47,928    100,000

      @ 65   1,000     69,761     14,711     14,711    100,000     44,029     44,029      100,000     146,925    146,925    179,249

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000


         PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1   1,000       1,050        534          0     100,000       578          0     100,000        622          0    100,000
         2   1,000       2,153      1,199          0     100,000     1,325          0     100,000      1,457          0    100,000
         3   1,000       3,310      1,842        321     100,000     2,093        572     100,000      2,366        845    100,000
         4   1,000       4,526      2,464        943     100,000     2,884      1,363     100,000      3,357      1,836    100,000
         5   1,000       5,802      3,062      1,541     100,000     3,695      2,174     100,000      4,437      2,916    100,000

         6   1,000       7,142      3,637      2,359     100,000     4,527      3,249     100,000      5,614      4,336    100,000
         7   1,000       8,549      4,186      3,151     100,000     5,378      4,344     100,000      6,895      5,860    100,000
         8   1,000      10,027      4,709      3,918     100,000     6,250      5,459     100,000      8,291      7,500    100,000
         9   1,000      11,578      5,208      4,813     100,000     7,144      6,749     100,000      9,816      9,421    100,000
        10   1,000      13,207      5,682      5,682     100,000     8,060      8,060     100,000     11,483     11,483    100,000

        11   1,000      14,917      6,131      6,131     100,000     9,000      9,000     100,000     13,307     13,307    100,000
        12   1,000      16,713      6,556      6,556     100,000     9,964      9,964     100,000     15,304     15,304    100,000
        13   1,000      18,599      6,954      6,954     100,000    10,952     10,952     100,000     17,492     17,492    100,000
        14   1,000      20,579      7,324      7,324     100,000    11,962     11,962     100,000     19,889     19,889    100,000
        15   1,000      22,657      7,667      7,667     100,000    12,997     12,997     100,000     22,518     22,518    100,000

        16   1,000      24,840      8,023      8,023     100,000    14,132     14,132     100,000     25,543     25,543    100,000
        17   1,000      27,132      8,349      8,349     100,000    15,300     15,300     100,000     28,885     28,885    100,000
        18   1,000      29,539      8,640      8,640     100,000    16,499     16,499     100,000     32,577     32,577    100,000
        19   1,000      32,066      8,893      8,893     100,000    17,726     17,726     100,000     36,657     36,657    100,000
        20   1,000      34,719      9,105      9,105     100,000    18,984     18,984     100,000     41,173     41,173    100,000

      @ 65   1,000      69,761      8,564      8,564     100,000    33,436     33,436     100,000    124,835    124,835    152,299

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

         PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%      @ 0%        @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1    1,000      1,050        591          0      100,592        637          0     100,638        683          0    100,684
        2    1,000      2,153      1,314          0      101,315      1,447          0     101,448      1,586          0    101,587
        3    1,000      3,310      2,014        235      102,015      2,282        502     102,282      2,571        791    102,572
        4    1,000      4,526      2,692        912      102,693      3,140      1,360     103,141      3,645      1,865    103,645
        5    1,000      5,802      3,346      1,566      103,346      4,022      2,243     104,023      4,815      3,035    104,815

        6    1,000      7,142      3,975      2,480      103,976      4,928      3,433     104,929      6,089      4,594    106,090
        7    1,000      8,549      4,578      3,368      104,578      5,856      4,646     105,856      7,477      6,266    107,477
        8    1,000     10,027      5,154      4,229      105,155      6,806      5,881     106,807      8,988      8,063    108,989
        9    1,000     11,578      5,702      5,240      105,703      7,778      7,315     107,778     10,634     10,172    110,634
       10    1,000     13,207      6,223      6,223      106,223      8,771      8,771     108,772     12,427     12,427    112,428

       11    1,000     14,917      6,717      6,717      106,718      9,789      9,789     109,790     14,384     14,384    114,385
       12    1,000     16,713      7,185      7,185      107,186     10,832     10,832     110,832     16,521     16,521    116,522
       13    1,000     18,599      7,627      7,627      107,627     11,899     11,899     111,899     18,856     18,856    118,856
       14    1,000     20,579      8,041      8,041      108,042     12,991     12,991     112,992     21,407     21,407    121,408
       15    1,000     22,657      8,428      8,428      108,428     14,107     14,107     114,108     24,194     24,194    124,195

       16    1,000     24,840      8,835      8,835      108,836     15,333     15,333     115,334     27,393     27,393    127,394
       17    1,000     27,132      9,212      9,212      109,212     16,591     16,591     116,592     30,909     30,909    130,909
       18    1,000     29,539      9,555      9,555      109,555     17,879     17,879     117,879     34,771     34,771    134,771
       19    1,000     32,066      9,861      9,861      109,862     19,195     19,195     119,195     39,014     39,014    139,015
       20    1,000     34,719     10,127     10,127      110,128     20,536     20,536     120,536     43,675     43,675    143,676

     @ 65    1,000     69,761     10,561     10,561      110,561     35,439     35,439     135,439    125,729    125,729    225,730


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

         PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         1    1,000      1,050        511          0     100,511        554          0    100,554        597          0    100,598
         2    1,000      2,153      1,153          0     101,154      1,276          0    101,277      1,405          0    101,406
         3    1,000      3,310      1,773          0     101,774      2,018        238    102,018      2,283        503    102,284
         4    1,000      4,526      2,371        591     102,371      2,778        998    102,779      3,238      1,458    103,238
         5    1,000      5,802      2,944      1,164     102,944      3,556      1,776    103,556      4,274      2,494    104,275

         6    1,000      7,142      3,492      1,997     103,493      4,351      2,856    104,352      5,400      3,905    105,401
         7    1,000      8,549      4,013      2,803     104,013      5,161      3,951    105,162      6,621      5,411    106,622
         8    1,000     10,027      4,507      3,581     104,507      5,987      5,061    105,987      7,948      7,022    107,948
         9    1,000     11,578      4,971      4,509     104,971      6,826      6,363    106,826      9,386      8,924    109,387
        10    1,000     13,207      5,406      5,406     105,407      7,678      7,678    107,679     10,949     10,949    110,949

        11    1,000     14,917      5,809      5,809     105,809      8,541      8,541    108,541     12,643     12,643    112,644
        12    1,000     16,713      6,178      6,178     106,178      9,412      9,412    109,413     14,481     14,481    114,482
        13    1,000     18,599      6,512      6,512     106,512     10,290     10,290    110,291     16,475     16,475    116,476
        14    1,000     20,579      6,809      6,809     106,809     11,173     11,173    111,174     18,639     18,639    118,639
        15    1,000     22,657      7,066      7,066     107,067     12,058     12,058    112,058     20,985     20,985    120,985

        16    1,000     24,840      7,324      7,324     107,325     13,015     13,015    113,015     23,662     23,662    123,662
        17    1,000     27,132      7,535      7,535     107,536     13,972     13,972    113,973     26,580     26,580    126,580
        18    1,000     29,539      7,693      7,693     107,694     14,923     14,923    114,923     29,758     29,758    129,759
        19    1,000     32,066      7,793      7,793     107,793     15,861     15,861    115,861     33,218     33,218    133,218
        20    1,000     34,719      7,825      7,825     107,826     16,775     16,775    116,776     36,980     36,980    136,980

      @ 65    1,000     69,761      2,834      2,834     102,834     22,265     22,265    122,265     97,952     97,952    197,952

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

          PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%        @ 6%     @ 12%      @ 12%        @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         1    1,000      1,050        618          0     100,618        664          0    100,665        711          0    100,712
         2    1,000      2,153      1,366          0     101,366      1,503          0    101,503      1,645        124    101,646
         3    1,000      3,310      2,092        571     102,092      2,367        846    102,367      2,664      1,143    102,664
         4    1,000      4,526      2,795      1,274     102,796      3,257      1,736    103,257      3,776      2,255    103,776
         5    1,000      5,802      3,475      1,954     103,476      4,172      2,651    104,173      4,989      3,468    104,989

         6    1,000      7,142      4,131      2,853     104,131      5,114      3,836    105,115      6,311      5,034    106,312
         7    1,000      8,549      4,760      3,726     104,761      6,080      5,046    106,080      7,753      6,718    107,753
         8    1,000     10,027      5,364      4,573     105,364      7,071      6,280    107,071      9,324      8,533    109,325
         9    1,000     11,578      5,942      5,547     105,942      8,089      7,693    108,089     11,040     10,645    111,041
        10    1,000     13,207      6,495      6,495     106,496      9,134      9,134    109,134     12,914     12,914    112,915

        11    1,000     14,917      7,027      7,027     107,028     10,211     10,211    110,211     14,966     14,966    114,967
        12    1,000     16,713      7,538      7,538     107,539     11,320     11,320    111,321     17,213     17,213    117,214
        13    1,000     18,599      8,026      8,026     108,027     12,463     12,463    112,463     19,675     19,675    119,675
        14    1,000     20,579      8,492      8,492     108,493     13,639     13,639    113,639     22,371     22,371    122,371
        15    1,000     22,657      8,936      8,936     108,937     14,850     14,850    114,850     25,326     25,326    125,326

        16    1,000     24,840      9,408      9,408     109,409     16,184     16,184    116,185     28,722     28,722    128,722
        17    1,000     27,132      9,858      9,858     109,859     17,565     17,565    117,566     32,465     32,465    132,465
        18    1,000     29,539     10,283     10,283     110,284     18,993     18,993    118,993     36,591     36,591    136,591
        19    1,000     32,066     10,681     10,681     110,682     20,465     20,465    120,466     41,136     41,136    141,137
        20    1,000     34,719     11,053     11,053     111,053     21,986     21,986    121,986     46,148     46,148    146,149

      @ 65    1,000     69,761     13,801     13,801     113,802     40,866     40,866    140,866    136,649    136,649    236,649

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000


         PHOENIX INDIVIDUAL EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%     @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1   1,000      1,050        533          0    100,533        576          0     100,577        621          0    100,621
         2   1,000      2,153      1,195          0    101,196      1,321          0     101,322      1,453          0    101,453
         3   1,000      3,310      1,836        315    101,836      2,086        565     102,087      2,358        837    102,358
         4   1,000      4,526      2,453        932    102,453      2,871      1,350     102,871      3,342      1,821    103,342
         5   1,000      5,802      3,045      1,524    103,046      3,674      2,153     103,674      4,411      2,890    104,412

         6   1,000      7,142      3,612      2,335    103,613      4,495      3,218     104,496      5,573      4,296    105,574
         7   1,000      8,549      4,152      3,118    104,152      5,333      4,299     105,334      6,834      5,800    106,835
         8   1,000     10,027      4,664      3,873    104,664      6,187      5,396     106,188      8,204      7,413    108,205
         9   1,000     11,578      5,149      4,754    105,150      7,059      6,664     107,060      9,694      9,299    109,694
        10   1,000     13,207      5,608      5,608    105,609      7,949      7,949     107,950     11,316     11,316    111,317

        11   1,000     14,917      6,040      6,040    106,040      8,857      8,857     108,857     13,083     13,083    113,083
        12   1,000     16,713      6,445      6,445    106,445      9,782      9,782     109,783     15,008     15,008    115,008
        13   1,000     18,599      6,820      6,820    106,821     10,724     10,724     110,724     17,104     17,104    117,105
        14   1,000     20,579      7,165      7,165    107,166     11,681     11,681     111,681     19,389     19,389    119,389
        15   1,000     22,657      7,480      7,480    107,480     12,652     12,652     112,652     21,878     21,878    121,879

        16   1,000     24,840      7,804      7,804    107,805     13,711     13,711     113,711     24,728     24,728    124,728
        17   1,000     27,132      8,094      8,094    108,094     14,789     14,789     114,789     27,850     27,850    127,851
        18   1,000     29,539      8,345      8,345    108,346     15,882     15,882     115,882     31,272     31,272    131,272
        19   1,000     32,066      8,553      8,553    108,553     16,985     16,985     116,986     35,018     35,018    135,019
        20   1,000     34,719      8,716      8,716    108,717     18,098     18,098     118,099     39,123     39,123    139,123

      @ 65   1,000     69,761      7,426      7,426    107,427     29,177     29,177     129,177    110,039    110,039    210,039

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.